UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09141

Eaton Vance Municipal Income Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2005

Item 1. Reports to Stockholders

Semiannual Report May 31, 2005

EATON VANCE
MUNICIPAL
INCOME
TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it's underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Municipal Income Trust as of May 31, 2005

LETTER TO SHAREHOLDERS

Thomas J. Fetter

President

Like all fixed-income markets, the municipal bond market responds to many factors, from changes in interest rates and economic trends to fluctuations in municipal bond issuance. Another key variable is the policy of the Federal Reserve, the nations’s central bank, known popularly as “The Fed.” In this edition of our educational series, we will discuss the Fed and its importance to the nation’s economy and financial markets.

Founded in the wake of crisis, the Federal Reserve plays a vital role...

The Federal Reserve System was established by the Federal Reserve Act of 1913 in the wake of a series of financial crises, the most recent of which – the Panic of 1907 – had caused bank failures, a rash of bankruptcies, a dramatic loss of confidence and a severe economic downturn. Congress was determined to create a central bank that provided a vigilant monetary policy, price stability, a more elastic currency and more careful supervision over the nation’s banks.

The Open Market Committee: influencing the money supply and credit conditions...

The Fed has a number of tools at its disposal to adjust monetary policy. Of these, the most commonly used tools are open market operations. The Federal Open Market Committee (FOMC) meetsregularly to review inflation, credit conditions and the overall health of the economy. The Fed uses its own research, as well as that of other key economic agencies, to review its various policy options. Treasury, corporate and municipal bond investors alike eagerly await the transcripts of FOMC meetings for a hint of future interest rate trends.

If it deems a change necessary in short-term rates, the Fed will announce an adjustment to its target for the Federal Funds rate – its primary market instrument. To effect that change, the FOMCissues a directive to the trading desk of the Federal Reserve Bank of New York, whose responsibility it is to implement the policy.

Open market operations:

The Fed intervenes...

If the Fed sees weakness in the economy and little threat of inflation, it may make outright purchases of Treasury securities – either from the “street” or privately from foreign central banks – thus adding reserves to the banking system. This action tends to lower interest rates, increase loans and stimulate economic activity. In so doing, the Fed is said to be easing monetary policy.

On the other hand, if the Fed sees the economy overheating and inflation looming, it may sell Treasury securities, thus draining reserves from the system. This action tends to raise rates, discourage consumer and business borrowing and dampen economic activity. In this case, the Fed is said to be tightening monetary policy.

While changes in Fed policy primarily affect short-term rates, long-term rates are determined by inflationary expectations. However, the Fed’s actions can have a significant effect on market psychology and, over time, impact market rates across the borrowing spectrum – for homebuyers seeking mortgages, businesses seeking bank loans and municipal bond issuers.

Fed-watching: A continuing

pre-occupation of the market...

Interpreting the Federal Reserve’s actions has long been of keen interest to bond market investors. Until the mid-1990s, analysts needed to keep daily tabs on bank reserves and the Fed’s daily open market activity to determine a change in monetary policy. Starting in February 1994, however, the Fed began to indicate specifically its target Federal Funds rate. That marked a significant change, as analysts were now free to focus less on current policy and more on future potential changes in policy.

Throughout its history, the Federal Reserve has contributed to a more stable and safer monetary system. As that history unfolds, investors will surely continue to monitor its activities closely.

Sincerely,

Thomas J. Fetter
President
July 6, 2005

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Municipal Income Trust as of May 31, 2005

INVESTMENT UPDATE

Thomas M. Metzold

Manager

The Trust

Performance for the Past Year

• Based on share price (the Trust is a closed-end fund traded on the New York Stock Exchange), the Trust had a total return of 7.40% for the six-month period ended May 31, 2005. That return was the result of an increase in share price from $16.15 on November 30, 2004, to $16.69 on May 31, 2005, and the reinvestment of $0.59 per share in regular monthly dividends.(1)

• Based on net asset value, the Trust had a total return of 8.02% for the six-month period ended May 31, 2005. That return was the result of an increase in net asset value per share from $13.95 on November 30, 2004, to $14.50 on May 31, 2005, and the reinvestment of $0.59 per share in regular monthly dividends.

• Based on the most recent dividend and a share price of $16.69, the Trust had a market yield of 6.77% at May 31, 2005.(2) The Trust’s market yield is equivalent to a taxable yield of 10.42%. The dividend declared on June 30, 2005, reflects a reduction of the monthly dividend of $0.01 per share.(3)

Management Discussion

• The U.S. economy continued to generate moderate growth during the six months ended May 31, 2005, although slowing in the first quarter of 2005. Surging energy prices were chiefly responsible for the slower growth rate. The nation’s Gross Domestic Product grew by 3.8% in the first quarter of 2005, according to preliminary Commerce Department figures, matching a 3.8% rise in the fourth quarter of 2004. Manufacturing slowed in some areas, most notably in the auto sector. Consumer spending and a strong housing market remained the twin pillars of growth, although signs of strain were evident in those areas. Consumers were increasingly hard-pressed by soaring oil prices, which translated to higher costs for heating oil and gasoline, as well as lower savings rates.

• Against this backdrop, the municipal bond market generated solid gains for the period. For the six months ended May 31, 2005, the Lehman Brothers Municipal Bond Index – an unmanaged index of longer-term, investment-grade, municipal debt securities made up of issues larger than $50 million – had a total return of 3.51%*.(4)

• Insured* transportation bonds represented the Trust’s largest sector weighting at May 31, 2005. These bonds are issued to help finance major projects throughoutthe nation’s air and highway transportation infrastructure. The Trust’s holdings included issues that financed projects for a number of airport and turnpike projects in the U.S., as well as an issue for the Puerto Rico Highway and Transportation Authority.

• The Trust also had a large commitment in insured* general obligations (GOs). Given the nation’s mixed economy, management focused on school district bonds in U.S. communities with a relatively strong local job climate and a solid tax base.

• While maintaining a significant weighting in the hospital sector, the Trust remained selective in its holdings in this area, given that industry’s continuing challenges. Investments represented a broad geographical mix across the country – facilities with marketable health care specialties and what we believe are sound fundamentals.

• At May 31, 2005, the Trust had leverage in the amount of approximately 33% of the Trust’s total assets. The Trust is leveraged through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income, but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

* Private insurance does not remove the risk of principal fluctuations associated with insured investments.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1) A portion of the Trust’s income may be subject to federal income and/or alternative minimum tax and state income tax.

(2) The Trust’s market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(3) Taxable-equivalent figures assume a maximum 35.0% federal income tax rate. A lower rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance Municipal Income Trust as of May 31, 2005

TRUST PERFORMANCE

Performance*

Average Annual Total Returns (by share price, New York Stock Exchange)

One Year	21.55%
Five Years	17.97%
Life of Trust (1/29/99)	9.15%

Average Annual Total Returns (by net asset value)

One Year	17.03%
Five Years	14.15%
Life of Trust (1/29/99)	6.76%

* Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Trust performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return.

Rating Distribution**

By total investments

** Rating Distribution subject to change due to active management.

Eaton Vance Municipal Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments - 154.6%
Principal Amount (000's omitted)		Security	Value
Cogeneration - 1.2%
$2,950		Maryland Energy Cogeneration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$3,015,165
			$3,015,165
Education - 2.7%
$2,250		California Educational Facilities Authority, Stanford University, Residual Certificates, Variable Rate, 14.67%, 12/1/32(1)(2)	$2,904,390
3,430		Massachusetts Development Finance Agency, (Boston University), 5.45%, 5/15/59	3,881,319
			$6,785,709
Electric Utilities - 11.7%
	$6,500	Brazos River Authority, TX, (Reliant Energy, Inc.), 7.75%, 12/1/18	$7,225,660
2,000		Brazos River Authority, TX, PCR (Texas Energy Co.), (AMT), 6.75%, 4/1/38	2,291,320
3,550		Mississippi Business Finance Corp., (System Energy Resources, Inc.), 5.90%, 5/1/22	3,613,296
7,250		North Carolina Municipal Power Agency, (Catawba), 6.50%, 1/1/20	8,144,940
1,000		Pennsylvania EDA, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	1,076,530
3,400		Pennsylvania EDA, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	3,660,202
2,550		Pennsylvania EDA, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	2,745,151
			$28,757,099
Escrowed / Prerefunded - 8.1%
$35,000		Dawson Ridge, CO, Metropolitan District #1, Escrowed to Maturity, 0.00%, 10/1/22	$15,750,700
95		Delaware County, PA, IDA, (Glen Riddle), Escrowed to Maturity, (AMT), 8.125%, 9/1/05	96,242
2,000		Delaware County, PA, IDA, (Glen Riddle), Prerefunded to 9/1/05, (AMT), 8.625%, 9/1/25	2,086,120
2,000		Kershaw County, SC, School District, Prerefunded to 2/1/10, 5.00%, 2/1/18	2,130,260
			$20,063,322
General Obligations - 9.6%
$1,500		California, 5.25%, 11/1/29	$1,621,245
4,950		California, 5.50%, 11/1/33	5,508,162

Principal Amount (000's omitted)	Security	Value
General Obligations (continued)
$3,100	California, (AMT), 5.05%, 12/1/36	$3,203,540
5,000	New York, NY, 5.00%, 6/1/30(3)	5,275,800
1,200	New York, NY, Variable Rate, 8.959%, 6/1/28(1)(2)	1,476,144
5,000	Puerto Rico, Variable Rate, 7.696%, 7/1/29(1)(4)	6,598,600
		$23,683,491
Health Care-Miscellaneous - 1.2%
$608	Tax Exempt Securities Trust, Community Health Provider, Pooled Loan Program, 6.00%, 12/1/36	$617,795
1,605	Tax Exempt Securities Trust, Community Health Provider, Pooled Loan Program, 6.25%, 12/1/36	1,717,276
609	Tax Exempt Securities Trust, Community Health Provider, Pooled Loan Program, 7.20%, 12/1/36	617,166
		$2,952,237
Hospital - 18.0%
$2,500	California Health Facilities Authority, (Cedars Sinai Medical Center), Variable Rate, 9.084%, 12/1/34(1)(4)	$2,954,575
895	Chautauqua County, NY, IDA, (Women's Christian Association), 6.35%, 11/15/17	914,887
975	Chautauqua County, NY, IDA, (Women's Christian Association), 6.40%, 11/15/29	983,658
1,000	Halifax, FL, Medical Center, 7.25%, 10/1/24	1,137,540
6,000	Henderson, NV, Health Care Facility, 5.625%, 7/1/24	6,500,820
2,725	Highland County, OH, (Joint Township Hospital District), 6.75%, 12/1/29	2,776,530
5,000	Illinois Health Facility Authority, (Loyola University Health System), 6.00%, 7/1/21	5,384,050
2,575	Louisiana Public Facilities Authority, (Tuoro Infirmary), 5.625%, 8/15/29	2,687,167
2,000	Martin County, MN, (Fairmont Community Hospital Association), 6.625%, 9/1/22	2,123,460
945	Mecosta County, MI, General Hospital, 5.75%, 5/15/09	969,513
2,500	Mecosta County, MI, General Hospital, 6.00%, 5/15/18	2,499,900
1,500	New Jersey Health Care Facilities Financing Authority, (Trinitas Hospital), 7.50%, 7/1/30	1,701,540
5,000	North Central, TX, Health Facility Development Corp., (Baylor Healthcare System), 5.125%, 5/15/29	5,172,100
1,420	Oneonta, AL, Eastern Health Care Facility Financing Authority, (Eastern Health Systems, Inc.), 7.75%, 7/1/21	1,592,800
7,000	Rhode Island HEFA, (St. Joseph Health Services), 5.50%, 10/1/29	6,996,640
		$44,395,180
Housing - 12.7%
$990	California Statewide Communities Development Authority, (AMT), Variable Rate, 28.421%, 12/1/34(1)(4)(5)	$993,554

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Housing (continued)
$4,000	Charter Mac Equity Trust, TN, 6.00%, 4/30/19	$4,329,960
4,000	Charter Mac Equity Trust, TN, (AMT), 6.625%, 6/30/09	4,392,880
3,185	Florida Capital Projects Finance Authority, Student Housing Revenue, (Florida University), 7.75%, 8/15/20	2,933,098
880	Lake Creek, CO, Affordable Housing Corp., Multifamily, 7.00%, 12/1/23	802,463
4,435	Louisiana Public Facilities Authority, (Eden Point), 6.25%, 3/1/34	4,063,170
4,000	Muni Mae Tax-Exempt Bond, LLC, (AMT), 6.875%, 6/30/49	4,430,400
3,080	North Little Rock, AR, Residential Housing Facilities, (Parkstone Place), 6.50%, 8/1/21	2,879,769
3,550	Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	3,180,374
970	Raleigh, NC, Housing Authority, Multifamily, (Cedar Point), 7.00%, 11/1/30(6)	48,500
3,300	Texas Student Housing Corp., (University of Northern Texas), 6.75%, 7/1/16	3,210,900
		$31,265,068
Industrial Development Revenue - 8.9%
$1,870	ABIA Development Corp., TX, (Austin Cargoport Development), (AMT), 6.50%, 10/1/24	$1,748,444
1,550	Alliance Airport Authority, TX, (American Airlines, Inc.), (AMT), 7.50%, 12/1/29	1,287,213
1,772	Broward County, FL, IDR, (Lynxs Cargoport), (AMT), 6.75%, 6/1/19	1,659,828
1,300	California Pollution Control Financing Authority, (Solid Waste Disposal), (AMT), 5.40%, 4/1/25	1,361,841
2,055	Fulton County, GA, Development Authority, (Delta Air Lines, Inc.), (AMT), 5.45%, 5/1/23	607,643
2,500	Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.) (AMT), 5.70%, 4/1/32	2,552,550
1,000	Kenton County, KY, Airport, (Delta Airlines), (AMT), 7.125%, 2/1/21	852,180
6,000	New Jersey EDA, (Continental Airlines), (AMT), 6.25%, 9/15/29	5,075,520
3,500	New York City, NY, IDA, (American Airlines, Inc.), (AMT), 8.50%, 8/1/28	3,266,095
4,350	Phoenix, AZ, IDA, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	3,525,501
		$21,936,815
Insured-Education - 1.3%
$3,000	Massachusetts HEFA, (Berklee College of Music), (MBIA), Variable Rate, 6.98%, 10/1/27(1)(4)	$3,321,330
		$3,321,330

Principal Amount (000's omitted)	Security	Value
Insured-Electric Utilities - 0.6%
$1,350	Wamego, KS, PCR, (MBIA), 5.30%, 6/1/31	$1,473,984
		$1,473,984
Insured-Escrowed / Prerefunded - 1.8%
$4,250	Metropolitan Transportation Authority of New York, Escrowed to Maturity, (FGIC), 4.75%, 7/1/26	$4,433,557
		$4,433,557
Insured-General Obligations - 17.6%
$7,905	California, (AMBAC), 4.25%, 3/1/28	$7,763,105
5,000	California, (AMBAC), 4.50%, 5/1/28	5,035,250
2,625	California, (FGIC), Variable Rate, 11.40%, 9/1/30(1)(2)	3,373,808
500	California, (FGIC), Variable Rate, 52.903%, 12/1/29(1)(2)(5)	1,514,850
30,160	Chicago, IL, Board of Education, (FGIC), 0.00%, 12/1/22(7)	13,701,085
13,000	Illinois Development Finance Authority, (Local Government Program-Elgin School District-U46), (FSA), 0.00%, 1/1/20	6,842,160
4,000	Puerto Rico, (FSA), Variable Rate, 7.219%, 7/1/27(1)(2)	5,069,320
		$43,299,578
Insured-Hospital - 9.6%
$19,705	Kentucky EDA, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/25	$7,661,895
22,770	Kentucky EDA, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/26	8,416,703
10,000	Kentucky EDA, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/27	3,504,900
4,000	New Jersey Health Care Facilities Financing Authority, (St. Barnabas Medical Center), (MBIA), Variable Rate, 7.854%, 7/1/28(1)(2)	4,143,040
		$23,726,538
Insured-Transportation - 21.3%
$1,500	Central, TX, Regional Mobility Authority, (FGIC), 5.00%, 1/1/45	$1,560,765
3,500	Chicago, IL, O'Hare International Airport, (AMBAC), (AMT), 5.375%, 1/1/32	3,693,900
2,500	Dallas-Fort Worth, TX, International Airport, (FGIC), (AMT), 5.50%, 11/1/20	2,727,275
4,930	Dallas-Fort Worth, TX, International Airport, (FGIC), (AMT), 5.75%, 11/1/30	5,326,668
4,500	Dallas-Fort Worth, TX, International Airport, (FGIC), (AMT), 6.125%, 11/1/35	4,951,305
25,500	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 3/1/36	4,847,040

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$2,400	Massachusetts Turnpike Authority, Metropolitan Highway System, (MBIA), Variable Rate, 8.643%, 1/1/37(1)(2)	$2,595,552
5,000	Minneapolis and St. Paul, MN, Metropolitan Airport Commission, (FGIC), 5.25%, 1/1/32	5,322,650
5,500	Nevada Department of Business and Industry, (Las Vegas Monorail -1st Tier), (AMBAC), 5.375%, 1/1/40	5,844,410
2,000	Puerto Rico Highway and Transportation Authority, (FSA), Variable Rate, 8.595%, 7/1/32(1)(2)	2,330,760
7,000	San Antonio, TX, Airport System, (Improvements), (FGIC), (AMT), 5.25%, 7/1/21	7,426,230
1,500	South Carolina Transportation Infrastructure, (AMBAC), 5.00%, 10/1/33	1,574,505
9,000	Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/21	4,354,920
		$52,555,980
Insured-Water and Sewer - 0.3%
$700	Jupiter, FL, (AMBAC), 4.75%, 10/1/33	$718,620
		$718,620
Lease Revenue / Certificates of Participation - 1.6%
$3,340	New Jersey EDA, (School Facilities), Variable Rate, 8.575%, 6/15/28(1)(2)	$4,060,906
		$4,060,906
Nursing Home - 2.2%
$695	Okaloosa County, FL, Retirement Rental Housing, (Encore Retirement Partners), 6.125%, 2/1/14	$633,986
2,000	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.75%, 4/1/34	1,977,220
2,920	Wisconsin HEFA, (Wisconsin Illinois Senior Housing), 7.00%, 8/1/29	2,798,499
		$5,409,705
Other Revenue - 16.6%
$4,000	California Statewide Communities Development Authority, (East Valley Tourist Development Authority), 8.25%, 10/1/14	$4,357,880
3,000	Capital Trust Agency, FL, (Seminole Tribe Convention), 8.95%, 10/1/33	3,321,780
2,740	Capital Trust Agency, FL, (Seminole Tribe Convention), 10.00%, 10/1/33	3,047,401
3,160	Golden Tobacco Securitization Corp., CA, 6.75%, 6/1/39	3,452,395
2,900	Golden Tobacco Securitization Corp., CA, Variable Rate, 7.966%, 6/1/38(1)(4)	3,425,828
1,500	Mohegan Tribe Indians, CT, Gaming Authority, (Public Improvements), 6.25%, 1/1/21	1,638,405

Principal Amount (000's omitted)	Security	Value
Other Revenue (continued)
$5,000	Ohio Environmental Facilities, (Ford Motor Co.), (AMT), 5.75%, 4/1/35	$4,644,250
3,900	Puerto Rico Infrastructure Financing Authority, Variable Rate, 19.305%, 10/1/32(1)(2)(8)	5,888,415
3,300	Santa Fe, NM, (Crow Hobbs), 8.50%, 9/1/16	3,367,188
1,290	Tobacco Settlement Financing Corp., NJ, 6.75%, 6/1/39	1,404,991
3,000	Tobacco Settlement Financing Corp., NJ, Variable Rate, 9.902%, 6/1/39(1)(4)(5)	3,534,810
3,000	Tobacco Settlement Financing Corp., VA, 5.625%, 6/1/37	2,995,590
		$41,078,933
Senior Living / Life Care - 2.5%
$3,210	Cliff House Trust, PA, (AMT), 6.625%, 6/1/27	$1,612,865
3,240	Logan County, CO, Industrial Development Revenue, (TLC Care Choices, Inc.), 6.875%, 12/1/23	2,981,642
1,400	Mesquite, TX, Health Facilities Authority, (Christian Retirement Facility), 7.625%, 2/15/28	1,478,302
		$6,072,809
Special Tax Revenue - 3.6%
$3,280	Bell Mountain Ranch, CO, Metropolitan District, 6.625%, 11/15/25	$3,376,235
355	Longleaf, FL, Community Development District, 6.20%, 5/1/09	345,955
1,655	Longleaf, FL, Community Development District, 6.65%, 5/1/20	1,541,748
1,150	New Jersey EDA, (Cigarette Tax), 5.50%, 6/15/24	1,223,336
2,115	New Jersey EDA, (Cigarette Tax), 5.75%, 6/15/29	2,287,478
		$8,774,752
Transportation - 1.5%
$1,500	Augusta, GA, (AMT), 5.35%, 1/1/28	$1,538,370
1,875	Kent County, MI, Airport Facility, Variable Rate, 10.19%, 1/1/25(1)(4)	2,097,300
		$3,635,670
Total Tax-Exempt Investments - 154.6% (identified cost $348,597,224)		$381,416,448
Other Assets, Less Liabilities - (1.5)%		$(3,727,733)
Auction Preferred Shares Plus Cumulative Unpaid Dividends - (53.1)%		$(131,022,441)
Net Assets Applicable to Common Shares - 100.0%		$246,666,274

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

At May 31, 2005, the concentration of the Trust's investments in the various states, determined as a percentage of net assets, is as follows:

California  19.2%
  Colorado  11.2%
  Illinois  12.0%
  Texas  20.8%
  Others, representing less than 10% individually  91.4%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at May 31, 2005, 34.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.7% to 13.2% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2005, the aggregate value of the securities is $56,283,182 or 22.8% of the Trust's net assets.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at May 31, 2005.

(3)  When-issued security.

(4)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at May 31, 2005.

(5)  Security is subject to a shortfall and forebearance agreement.

(6)  Defaulted bond.

(7)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(8)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2005

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of May 31, 2005

Assets
Investments, at value (identified cost, $348,597,224)	$381,416,448
Receivable for investments sold	6,095,000
Interest receivable	6,712,498
Prepaid expenses	18,849
Total assets	$394,242,795
Liabilities
Payable for when-issued securities	$7,704,025
Due to bank	7,659,386
Payable for daily variation margin on open financial futures contracts	1,093,750
Payable to affiliate for Trustees' fees	1,845
Accrued expenses	95,074
Total liabilities	$16,554,080
Auction preferred shares (5,240 shares outstanding) at liquidation value plus cumulative unpaid dividends	$131,022,441
Net assets applicable to common shares	$246,666,274
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 17,009,431 shares issued and outstanding	$170,094
Additional paid-in capital	251,719,899
Accumulated net realized loss (computed on the basis of identified cost)	(40,135,325)
Accumulated undistributed net investment income	2,739,544
Net unrealized appreciation (computed on the basis of identified cost)	32,172,062
Net assets applicable to common shares	$246,666,274
Net Asset Value Per Common Share
($246,666,274 ÷ 17,009,431 common shares issued and outstanding)	$14.50

Statement of Operations

For the Six Months
Ended May 31, 2005

Investment Income
Interest	$12,240,260
Total investment income	$12,240,260
Expenses
Investment adviser fee	$1,301,865
Administration fee	371,961
Trustees' fees and expenses	5,566
Preferred shares remarketing agent fee	163,303
Transfer and dividend disbursing agent fees	98,867
Custodian fee	85,912
Legal and accounting services	54,982
Printing and postage	28,126
Miscellaneous	62,161
Total expenses	$2,172,743
Deduct - Reduction of custodian fee	$7,044
Total expense reductions	$7,044
Net expenses	$2,165,699
Net investment income	$10,074,561
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis)	$1,009,999
Financial futures contracts	(4,420,552)
Swap contracts	(1,985,600)
Net realized loss	$(5,396,153)
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$16,148,805
Financial futures contracts	(1,286,119)
Swap contracts	901,216
Net change in unrealized appreciation (depreciation)	$15,763,902
Net realized and unrealized gain	$10,367,749
Distributions to preferred shareholders from income	$(1,060,530)
Net increase in net assets from operations	$19,381,780

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2005

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended May 31, 2005 (Unaudited)	Year Ended November 30, 2004
From operations - Net investment income	$10,074,561	$21,386,249
Net realized loss from investment transactions, financial futures contracts and swap contracts	(5,396,153)	(2,665,151)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	15,763,902	393,770
Distributions to preferred shareholders from net investment income	(1,060,530)	(1,514,374)
Net increase in net assets from operations	$19,381,780	$17,600,494
Distributions to common shareholders - From net investment income	$(10,013,225)	$(20,069,386)
Total distributions to common shareholders	$(10,013,225)	$(20,069,386)
Capital share transactions - Reinvestment of distributions to common shareholders	$994,495	$2,211,642
Net increase in net assets from capital share transactions	$994,495	$2,211,642
Net increase (decrease) in net assets	$10,363,050	$(257,250)
Net Assets Applicable to Common Shares
At beginning of period	$236,303,224	$236,560,474
At end of period	$246,666,274	$236,303,224
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of period	$2,739,544	$3,738,738

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended May 31, 2005	Year Ended November 30,
	(Unaudited)(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)	2000(1)
Net asset value - Beginning of period (Common shares)	$13.950	$14.090	$13.020	$12.930	$11.950	$11.720
Income (loss) from operations
Net investment income	$0.593	$1.268	$1.269	$1.255	$1.124	$1.083
Net realized and unrealized gain (loss)	0.609	(0.128)	1.026	0.013	0.873	0.260
Distribution to preferred shareholders from net investment income	(0.062)	(0.090)	(0.095)	(0.148)	(0.240)	(0.328)
Total income from operations	$1.140	$1.050	$2.200	$1.120	$1.757	$1.015
Less distributions to common shareholders
From net investment income	$(0.590)	$(1.190)	$(1.130)	$(1.030)	$(0.777)	$(0.785)
Total distributions to common shareholders	$(0.590)	$(1.190)	$(1.130)	$(1.030)	$(0.777)	$(0.785)
Net asset value - End of period (Common shares)	$14.500	$13.950	$14.090	$13.020	$12.930	$11.950
Market value - End of period (Common shares)	$16.690	$16.155	$15.550	$14.050	$13.500	$11.125
Total Return(3)	8.02%	12.54%	20.02%	12.32%	28.95%	2.05%

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended May 31, 2005		Year Ended November 30,
	(Unaudited)(1)		2004(1)	2003(1)	2002(1)(2)	2001(1)	2000(1)
Ratios/Supplemental Data†
Net assets applicable to common shares, end of period (000's omitted)	$246,666		$236,303	$236,560	$216,275	$212,315	$194,676
Ratios (As a percentage of average net assets applicable to common shares):
Expenses(4)	1.80	%(5)	1.79%	1.80%	1.89%	1.88%	1.95%
Expenses after custodian fee reduction(4)	1.79	%(5)	1.78%	1.80%	1.88%	1.88%	1.91%
Net investment income(4)	8.35	%(5)	9.14%	9.37%	9.69%	8.79%	9.47%
Portfolio Turnover	14%		21%	30%	14%	60%	66%

†  The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares are as follows:

Ratios (As a percentage of average total net assets):
Expenses	1.17	%(5)	1.15%	1.14%	1.17%	1.15%	1.15%
Expenses after custodian fee reduction	1.16	%(5)	1.14%	1.14%	1.17%	1.15%	1.12%
Net investment income	5.42	%(5)	5.86%	5.93%	6.01%	5.40%	5.56%

Senior Securities:

Total preferred shares outstanding	5,240	5,240	5,240	5,240	5,240	5,240
Asset coverage per preferred share(6)	$72,078	$70,112	$70,154	$66,291	$65,548	$62,155
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.011, decrease net realized and unrealized gains per share by $0.011, increase the ratio of net investment income to average net assets applicable to common shares from 9.61% to 9.69% and increase the ratio of net investment income to average total net assets from 5.96% to 6.01%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in market value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.

(5)  Annualized.

(6)  Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.

(7)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Municipal Income Trust (the Trust) is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Trust was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 10, 1998. The Trust's investment objective is to provide current income exempt from regular federal income tax by investing primarily in investment grade municipal obligations.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Municipal bonds and taxable obligations are normally valued on the basis of valuations furnished by a pricing service. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Investment Transactions - Investment transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

C  Income - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Income Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. At November 30, 2004, the Trust, for federal income tax purposes, had a capital loss carryover of $34,626,951 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on November 30, 2007 ($9,497,591), November 30, 2008 ($14,623,294), November 30, 2009 ($5,266,337), November 30, 2011 ($2,541,236) and November 30, 2012 ($2,698,493). In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

E  Financial Futures Contracts - Upon the entering of a financial futures contract, the Trust is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Trust (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Trust. The Trust's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F  Options on Financial Futures Contracts - Upon the purchase of a put option on a financial futures contract by the Trust, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Trust will realize a loss in the amount of the cost of the option. When the Trust enters into a closing sale transaction, the Trust will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Trust exercises a put option, settlement is made in cash. The risk associated

Eaton Vance Municipal Income Trust as of May 31, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

with purchasing put options is limited to the premium originally paid.

G  Interest Rate Swaps - The Trust may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Trust makes semi-annual payments at a fixed interest rate. In exchange, the Trust receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Payments received or made at the end of a measurement period are recorded as realized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Trust is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Trust does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

H  Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. All credit balances used to reduce the Trust's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

K  Interim Financial Statements - The interim financial statements relating to May 31, 2005 and for the six months then ended have not been audited by an Independent Registered Public Accounting Firm, but in the opinion of the Trust's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Auction Preferred Shares (APS)

The Trust issued 2,620 shares of Auction Preferred Shares Series A and 2,620 shares of Auction Preferred Shares Series B on March 1, 1999 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and generally have been reset every 7 days thereafter by an auction unless a special dividend period has been set. Effective July 8, 2003, a special dividend period of 733 days was set on the series A shares. The dividend rate, which matures on July 12, 2005, is 1.25%. Dividend rates ranged from 1.40% to 2.75% for Series B Shares, during the six months ended May 31, 2005. Series A and Series B are identical in all respects except for the dates of reset for the dividend rates.

The APS are redeemable at the option of the Trust, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws and the Investment Company Act of 1940. The Trust pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

Eaton Vance Municipal Income Trust as of May 31, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

3  Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding Auction Preferred Shares. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. Effective July 8, 2003, the Series A shares set a special dividend period of 733 days. The applicable dividend rate for the Auction Preferred Shares on May 31, 2005 was 1.25% and 2.50%, for Series A and Series B Shares, respectively. For the six months ended May 31, 2005, the Trust paid dividends to Auction Preferred shareholders amounting to $415,110 and $645,420 for Series A and Series B Shares, respectively, representing an average APS dividend rate for such period of 1.25% and 1.98%, respectively.

The Trust distinguishes between distribution on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital. These differences relate primarily to the method for amortizing premiums.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at an annual rate of 0.70% of the Trust's average weekly gross assets, was earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Trust. Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. For the six months ended May 31, 2005, the fee was equivalent to 0.70% (annualized) of the Trust's average weekly gross assets and amounted to $1,301,865. EVM also serves as the administrator of the Trust. An administration fee, computed at the annual rate of 0.20% of the average weekly gross assets of the Trust, is paid to EVM for managing and administering business affairs of the Trust. For the six months ended May 31, 2005, the administrative fee amounted to $371,961.

Certain officers and Trustees of the Trust are officers of EVM.

5  Investments

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $55,091,154 and $51,420,453, respectively, for the six months ended May 31, 2005.

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned by the Trust at May 31, 2005, as computed for Federal income tax purposes, are as follows:

Aggregate cost	$348,048,272
Gross unrealized appreciation	$38,474,324
Gross unrealized depreciation	(5,106,148)
Net unrealized appreciation	$33,368,176

7  Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares. Transactions in common shares were as follows:

	Six Months Ended May 31, 2005 (Unaudited)	Year Ended November 30, 2004
Shares issued pursuant to the Trust's dividend reinvestment plan	65,041	149,511
Net increase	65,041	149,511

8  Overdraft Advances

Pursuant to the custodian agreement between the Trust and Investors Bank & Trust (IBT), IBT may in its discretion advance funds to the Trust to make properly authorized payments. When such payments result in an overdraft by the Trust, the Trust is obligated to repay IBT at the current rate of interest charged by IBT for secured loans (currently, a rate above the federal funds rate). This obligation is payable on demand to IBT. At May 31, 2005, the Trust had a payment due to IBT pursuant to the foregoing arrangement of $7,659,386.

9  Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing

Eaton Vance Municipal Income Trust as of May 31, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at May 31, 2005 is as follows:

Futures Contracts
Expiration Date	Contracts		Position	Aggregate Cost	Value	Net Unrealized Depreciation
	1,000	U.S.
09/05	Treasury Bond		Short	$(116,790,338)	$(117,437,500)	$(647,162)
						$(647,162)

At May 31, 2005, the Trust had sufficient cash and/or securities to cover margin requirements on open futures contracts.

10 Annual Meeting of Shareholders of Municipal Income Trust

The Trust held its Annual Meeting of Shareholders on March 18, 2005. The following action was taken by the shareholders:

Item 1:  The election of William H. Park, Norton H. Reamer and Lynn A. Stout as Class III Trustees of the Trust for a three-year term expiring in 2008. Mr. Reamer was designated the Nominee to be elected solely by APS shareholders:

Nominee for Class III Trustee	Number of Shares
Elected by APS Shareholders	For	Withheld
Norton H. Reamer	4,711	4
Nominee for Class III Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
William H. Park	16,577,417	109,301
Lynn A. Stout	16,545,026	141,692

Eaton Vance Municipal Income Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

Eaton Vance Municipal Income Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Municipal Income Trust
c/o PFPC, Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

Number of Shareholders

As of May 31, 2005, our records indicate that there are 55 registered shareholders and approximately 1,200 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVN.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Eaton Vance Municipal Income Trust (the "Fund"), and the investment adviser, Eaton Vance Management ("Eaton Vance"), provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreement between the Fund and the investment adviser, the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of the Fund with those of comparable funds;

•  An independent report comparing the expense ratio of the Fund to those of comparable funds;

•  Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser. In so doing, the Special Committee considered the investment adviser's management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreements. Specifically, the Special Committee considered the investment adviser's 30-person municipal bond team, which includes six portfolio managers and nine credit specialists who provide services to the Fund. The Special Committee noted that the investment adviser's municipal bond team affords the investment adviser extensive in-house research capabilities in addition to the other resources available to the investment adviser. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Fund.

In its review of comparative information with respect to the Fund's investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of the advisory fees paid by the Fund and the Fund's expense ratio, the Special Committee noted the benefits that have accrued to shareholders as a result of the financial resources committed by Eaton Vance in structuring the Fund at the time of its initial public offering and concluded that the fees paid by the Fund and the Fund's expense ratio are reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Fund and for all Eaton Vance funds as a group. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the investment adviser's profits with respect to the Fund, the implementation of breakpoints is not appropriate.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

Eaton Vance Municipal Income Trust

INVESTMENT MANAGEMENT

Eaton Vance Municipal Income Trust

Officers
Thomas J. Fetter
President
William H. Ahern, Jr.
Vice President and
Portfolio Manager
Cynthia J. Clemson
Vice President and
Portfolio Manager
James B. Hawkes
Vice President and Trustee
Robert B. MacIntosh
Vice President and
Portfolio Manager
Thomas M. Metzold
Vice President and
Portfolio Manager
Alan R. Dynner
Secretary
James L. O'Connor
Treasurer
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout

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Investment Adviser and Administrator of Eaton Vance Municipal Income Trust
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent and Dividend Disbursing Agent
PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

(800) 331-1710

Eaton Vance Municipal Income Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

151-7/05  CE-NASRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 9.  Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

 The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipal Income Trust

By:	/s/ Thomas J. Fetter
Thomas J. Fetter
President

Date:	July 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James L. O’Connor
James L. O’Connor
Treasurer

Date:	July 14, 2005

By:	/s/ Thomas J. Fetter
Thomas J. Fetter
President

Date:	July 14, 2005